SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 29, 2004

Wells Real Estate Fund VI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23656	58-2022628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Marathon Building

On December 29 2004, Fund V, Fund VI, and Fund VII Associates (the “Joint Venture”), a joint venture among Wells Real Estate Fund V, L.P., Wells Real Estate Fund VI, L.P. (the “Registrant”), and Wells Real Estate Fund VII, L.P., sold an office building containing approximately 76,000 rentable square feet located in Appleton, Wisconsin (“the Marathon Building”) to an unaffiliated third party for a gross sales price of $10.25 million, less credits and closing costs.

The Registrant holds an equity interest of approximately 41.83% in the Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Marathon Building were approximately $4.2 million. The Registrant expects a gain allocation of approximately $1.4 million from the sale of the Marathon Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VI, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: January 4, 2005

3

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the period ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of the Marathon Building by Fund V, Fund VI, and Fund VII Associates (the “Joint Venture”), a joint venture among Wells Real Estate Fund V, L.P., the Registrant, and Wells Real Estate Fund VII, L.P., as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 41.83% in the Joint Venture, which owned 100% of the Marathon Building.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the sales of the Hartford Building, Stockbridge Village II, Stockbridge Village I Expansion, Stockbridge Village III, and 880 Holcomb Bridge (collectively, “Prior Dispositions”), and the Marathon Building as if the dispositions occurred on January 1, 2003. Fund V and Fund VI Associates sold the Hartford Building on August 12, 2003 and Stockbridge Village II on April 29, 2004. The Registrant holds an equity interest of approximately 53.6% in Fund V and Fund VI Associates, a joint venture between the Registrant and Wells Real Estate Fund V, L.P. Fund VI and Fund VII Associates sold Stockbridge Village I Expansion and Stockbridge Village III on April 29, 2004. The Registrant holds an equity interest of approximately 44.8% in Fund VI and Fund VII Associates, a joint venture between the Registrant and Wells Real Estate Fund VII, L.P. Fund II, III, VI and VII Associates sold 880 Holcomb Bridge on July 1, 2004. The Registrant holds an equity interest of approximately 26.15% in Fund II, III, VI and VII Associates, a joint venture between Fund II and Fund III Associates, the Registrant, and Wells Real Estate Fund VII, L.P. Fund II and Fund III Associates is a joint venture between Fund II and Fund II-OW and Wells Real Estate Fund III, L.P. Fund II and Fund II-OW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Hartford Building, Stockbridge Village II, Stockbridge Village I Expansion, Stockbridge Village III, 880 Holcomb Bridge, or the Marathon Building if the transactions had occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the sales of Stockbridge Village II, Stockbridge Village I Expansion, Stockbridge Village III, and 880 Holcomb Bridge (collectively, “SBV and HB Dispositions”), and the Marathon Building as if the dispositions occurred on January 1, 2003. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of Stockbridge Village II, Stockbridge Village I Expansion, Stockbridge Village III, 880 Holcomb Bridge, or the Marathon Building if the transactions had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Hartford Building, Stockbridge Village II, Stockbridge Village I Expansion, Stockbridge Village III, and the Marathon Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$6,714,120	$(2,735,103	)(b)	$3,979,017
Cash and cash equivalents	6,435,092	4,152,602	(c)	10,587,694
Due from joint ventures	182,910	0		182,910

Total assets	$13,332,122	$1,417,499		$14,749,621

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnerships distributions payable	$136,209	$0		$136,209
Accounts payable and accrued expenses	16,832	0		16,832

Total liabilities	$153,041	$0		$153,041

Partners’ capital:
Limited partners:
Class A – 2,294,727 units outstanding	12,314,012	630,893	(d)	12,944,905
Class B – 205,273 units outstanding	865,069	786,606	(d)	1,651,675
General partners	0	0		0

Total partners’ capital	13,179,081	1,417,499		14,596,580

Total liabilities and partners’ capital	$13,332,122	$1,417,499		$14,749,621

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Marathon Building of $1,417,499 less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Marathon Building ($4,152,602).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of the Marathon Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Marathon Building. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Prior Dispositions		Marathon Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$2,578,809	$(1,576,330	)(b)	$(211,322	)(f)	$339,634
		(119,155	)(c)
		(277,500	)(d)
		(54,868	)(e)

EXPENSES:
Partnership administration	73,591	0		0		73,591
Legal and accounting	25,960	0		0		25,960
Other general and administrative	8,286	0		0		8,286

	107,837	0		0		107,837

OTHER INCOME	17,366	0		0		17,366

NET INCOME (LOSS)	$2,488,338	$(2,027,853)		$(211,322)		$249,163

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,923,810	$(1,291,150)		$(266,133)		$366,527

CLASS B LIMITED PARTNERS	$564,528	$(736,703)		$54,811		$(117,364)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.84					$0.16

CLASS B	$2.62					$(0.54)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,284,427					2,284,427

CLASS B	215,573					215,573

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity in income of Fund V and Fund VI Associates earned by the Registrant related to the Hartford Building for the period from January 1, 2003 to August 12, 2003 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income for the year ended December 31, 2003 of Fund V and Fund VI Associates earned by the Registrant related to the Stockbridge Village II, which was sold on April 29, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects equity in income for the year ended December 31, 2003 of Fund VI and Fund VII Associates earned by the Registrant related to the Stockbridge Village I Expansion and Stockbridge Village III, which were sold on April 29, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(e)	Reflects equity in income for the year ended December 31, 2003 of Fund II, III, VI and VII Associates earned by the Registrant related to 880 Holcomb Bridge, which was sold on July 1, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees
(f)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Marathon Building for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Marathon Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	SBV and HB Dispositions		Marathon Building		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES:	$2,129,202	$(212,688	)(b)	$(122,759	)(e)	$237,400
		(1,013,655	)(c)
		(542,700	)(d)
EXPENSES:
Partnership administration	106,918	0		0		106,918
Legal and accounting	36,143	0		0		36,143
Other general and administrative	1,916	0		0		1,916

	144,977	0		0		144,977

OTHER INCOME	22,572	0		0		22,572

NET INCOME (LOSS)	$2,006,797	$(1,769,043)		$(122,759)		$114,995

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,232,738	$(776,482)		$(212,053)		$244,203

CLASS B LIMITED PARTNERS	$774,059	$(992,561)		$89,294		$(129,208)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.54					$0.11

CLASS B	$3.75					$(0.63)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,293,694					2,294,727

CLASS B	206,306					205,273

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects equity income of Fund V and Fund VI Associates earned by the Registrant related to Stockbridge Village II for the period from January 1, 2004 to April 29, 2004 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity income of Fund VI and Fund VII Associates earned by the Registrant related to the Stockbridge Village I Expansion and Stockbridge Village III for the period from January 1, 2004 to April 29, 2004 (date of sale). The pro forma adjustment results from gain of sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects equity in income of Fund II, III, VI and VII Associates earned by the Registrant related to 880 Holcomb Bridge for the period from January 1, 2004 to July 1, 2004 (date of sale). The pro forma adjustment results from the gain on the sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(e)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Marathon Building for the nine months ended September 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Marathon Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

F-4